MANNING & NAPIER FUND, INC.

(the “Fund”)

Supplement dated April 21, 2017 to the Prospectus, Summary Prospectus,

and Statement of Additional Information (“SAI”) dated March 1, 2017 for the following Series and Class of the Fund:

Overseas Series – Class I

This supplement provides new and additional information beyond that contained in the Prospectus, Summary Prospectus, and Statement of Additional Information, and should be read in conjunction with those documents.

Ajay M. Sadarangani has resigned as a member of the Overseas Series’ Portfolio Management Team effective May 1, 2017 (the “Effective Date”). Accordingly, as of the Effective Date, all references to Mr. Sadarangani in the Prospectus, Summary Prospectus, and Statement of Additional Information are hereby deleted.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

Supp EXOSX 04/21/2017